Exhibit 99.1

MAGNUM HUNTER RESOURCES CORPORATION $450 Million Senior Unsecured Notes Offering / 35 Million Shares Common Equity Offering May 2012 Private and Confidential

1 Forward Looking Statements The statements and information contained in this presentation that are not statements of historical fact, including all estimates and assumptions contained herein, are “forward looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements include, among others, statements, estimates and assumptions relating to our business and growth strategies, our oil and gas reserve estimates, estimates of oil and natural gas resource potential, our ability to successfully and economically explore for and develop oil and gas resources, our exploration and development prospects, future inventories, projects and programs, expectations relating to availability and costs of drilling rigs and field services, anticipated trends in our business or industry, our future results of operations, our liquidity and ability to finance our exploration and development activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “will”, “could”, “should”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “project”, “pursue”, “plan” or “continue” or the negative thereof or variations thereon or similar terminology. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties. Factors that may cause our actual results, performance, or achievements to be materially different from those anticipated in forward-looking statements include, among other, the following: adverse economic conditions in the United States and globally; difficult and adverse conditions in the domestic and global capital and credit markets; changes in domestic and global demand for oil and natural gas; volatility in the prices we receive for our oil and natural gas; the effects of government regulation, permitting, and other legal requirements; future developments with respect to the quality of our properties, including, among other things, the existence of reserves in economic quantities; uncertainties about the estimates of our oil and natural gas reserves; our ability to increase our production and oil and natural gas income through exploration and development; our ability to successfully apply horizontal drilling techniques and tertiary recovery methods; the number of well locations to be drilled, the cost to drill, and the time frame within which they will be drilled; drilling and operating risks; the availability of equipment, such as drilling rigs and transportation pipelines; changes in our drilling plans and related budgets; and the adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such statements. Readers are cautioned not to place undue reliance on forward-looking statements, contained herein, which speak only as of the date of this document. Other unknown or unpredictable factors may cause actual results to differ materially from those projected by the forward-looking statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, including estimates, whether as a result of new information, future events, or otherwise. We urge readers to review and consider disclosures we make in our public filings made from time to time with the Securities and Exchange Commission that discuss factors germane to our business, including our Annual Report on Form 10-K, as amended, for the year ended December 31, 2011 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012. All forward-looking statements attributable to us are expressly qualified in their entirety by these cautionary statements. The U.S. Securities and Exchange Commission (“SEC”) requires oil and natural gas companies, in filings made with the SEC, to disclose proved reserves, which are those quantities of oil and natural gas that by analysis of geoscience and engineering data can be estimated with reasonable certainty to be economically producible from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations. In this presentation, we disclose certain “possible reserves” (as defined by SEC regulations) and “contingent resources,” both of which represent the Company’s internal estimates of volumes of oil and natural gas that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques. The term “contingent resources” is a broader description of potentially recoverable volumes than probable and possible reserves, as defined by SEC regulations. In this presentation disclosure of “contingent resources” represents a high estimate scenario, rather than a middle or low estimate scenario. Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company. We believe our estimates of unproved resources and future drillsites are reasonable, but such estimates have not been reviewed by independent engineers. Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates. Any Reference to reserves and future net revenue in this presentation have been determined in accordance with the SEC guidelines and the United States Financial Accounting Standards Board (“U.S. Rules”) and not in accordance with National Instrument 51-101 – Standards of Disclosure for Oil and Gas Activities (“NI 51-101”). The practice of preparing production and reserve quantities data under NI 51-101 differs from the U.S. Rules. The primary differences between the two reporting requirements include: (i) NI 51-101 requires disclosure of proved and probable reserves; the U.S. Rules require disclosure of only proved reserves; (ii) NI 51-101 requires the use of forecast prices in the estimation of reserves; the U.S. Rules require the use of 12-month average prices which are held constant; (iii) NI 51-101 requires disclosure of reserves on a gross (before royalties) and net (after royalties) basis; the U.S Rules require disclosure on a net (after royalties) basis; (iv) the Canadian standards require disclosure of production on a gross (before royalties) basis; the U.S. Rules require disclosure on a net (after royalties) basis; and (v) NI 51-101 requires that reserves and other data be reported on a more granular product type basis than required by the U.S. Rules.

2 . On April 18, 2012, MHR announced an agreement to acquire additional interests in a significant portion of its existing Williston Basin Bakken / Three Forks properties for $311 million . Magnum Hunter Resources (“MHR”) is concurrently offering • $450 million senior unsecured notes; and • 35 million shares of common equity . Use of proceeds: • Fund Baytex acquisition, scheduled for closing in May 2012 • Repay existing revolver and term loan • General corporate purposes (possible redemption of Series C Preferred) . Liquidity post offerings in excess of ~$260 million . MHR is increasing upstream capex from $150 million to ~$325 million • 92% of new upstream capex focused on Williston and Eagle Ford compared to 67% of prior budget • Transforms MHR into a majority oil producer; 2012 production exit oil / liquids mix ~65% (1) Transaction Overview Note: Refer to pages 54 and 55 for corresponding footnotes.

3 Sources and Uses . Pro-forma liquidity of more than $260 million via undrawn borrowing base of $212.5 million and cash on balance sheet of ~$50 million (1) Note: Refer to pages 54 and 55 for corresponding footnotes. ($ in millions) Sources Uses New Senior Unsecured Notes $450.0 Baytex Acquisition $311.0 Common Equity Offering 208.3 Pay down Revolver 205.0 Pay down existing Second Lien 100.0 General corporate purposes 42.3 Total sources $658.3 Total uses $658.3

4 Management Team Gary C. Evans Chairman & CEO Ron Ormand EVP, CFO & Director . Previously founded and served as the CEO and Chairman of the Board of Magnum Hunter Resources Inc. (“Old Magnum Hunter”) . In June 2005, Cimarex acquired Old Magnum Hunter in an all-stock transaction valued at $2.1 billion (average annual shareholder return of 38%) . Took over Magnum Hunter in May 2009 as Chairman and CEO . More than 30 years of oil and gas experience . Over 25 years of energy investment banking experience with CIBC as Managing Director and Head of CIBC World Markets US Oil and Gas Investment Banking Group and Managing Director at WestLB North American Energy Group . Joined Magnum Hunter in May 2009 as EVP, CFO and Director R. Glenn Dawson President of Williston Basin Division . Over 30 years of experience in oil and gas exploration in North America . Founder and former CEO of NuLoch Resources . Formerly Co-Founder and Vice President of Exploration of Summit Resources, PanAtlas, and TriLoch Resources . Joined Magnum Hunter in 2011 upon NuLoch Resources acquisition

5 Company Overview

Overview of Magnum Hunter

Overview

- Magnum Hunter Resources is an exploration and production company focused on three of the most prolific unconventional resource plays in the U.S.
  - North Dakota – Bakken / TFS / Madison
  - South Texas – Eagle Ford Shale
  - Appalachia – Marcellus Shale / Utica / Huron / Weir
- Current management team assumed leadership of Magnum Hunter in May 2009 (price per share was $0.37 and market capitalization was ~$10 million)
- Company's asset base completely repositioned through acquisitions and development into liquids rich unconventional resource plays
- Increased market capitalization from ~$10 million in May 2009 to ~$800 million currently

Production Growth (Boe/d)



Oil / Liquids
Natural Gas
Avg. Quarterly Increase of +50%
5,270
9,124
12,624
13,700
14,500
18,000
Q3 2011
Q4 2011
Q1 2012
PF Q1 2012
Current Pro-forma
2012E Exit Rate

Key Metrics

Pro-forma Market Capitalization	~$1,000 MM
Pro-forma Enterprise Value	~$1,800 MM
Pro-forma Proved Reserves	59.3 MMBOE
2012 pro-forma Q1 average production	13,700 Boepd
Current pro-forma production	14,500 Boepd
2012 production exit rate	18,000 Boepd

6

Transactions Enhance Liquids Exposure

Williston Basin Acquisition

- Increase working interest in Baytex properties to 47.5%
- Proved reserves of 8.7 MMBoe (93% oil) with PV-10 of ~$150 million
- 50,414 net acres of land, including ~44,000 undeveloped acres
- Net production of 934 Boe / d (increasing to 1,295 Boe / d with near term completions) [1]
- 800 gross drilling locations (500 TFS / 300 Bakken)

Drives Williston Basin 2012 exit production to 7,000 – 8,000 Boe/d (~95% oil / liquids)

Capex transition to Liquids-Rich Basins

- 2012 Capex budget of ~$325 million – 92% dedicated to oil / liquids
- Core focus on Eagle Ford and Williston Basins – inventory of nearly 1,000 oil / liquids net locations
- Flexibility to allocate capital to highest return plays since the majority of all areas are HBP
- Transformational results – significant increase in oil / liquids production mix over 2012

2012 exit production rate projected to be 18,000 Boe/d (~65 % oil / liquids)

Note: Refer to pages 54 and 55 for corresponding footnotes.

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8 Large, Diversified Asset Base ~125,000 Net Acres ~24,000 Net Acres 313,000 Net Southern Appalachia Acres 58,426 Net Marcellus Acres 61,151 Potential Net Utica Shale Acres % Oil/ (MMBoe) % PDP Liquids Gross Net Williston Basin 20.6 34.0% 95.0% 3,049 824 Eagle Ford 8.2 25.6% 89.6% 315 143 Appalachia 30.5 55.7% 12.8% 790 774 Total 59.3 44.0% 59.3% 4,154 1,741 # of Potential Drilling Locations Proved Reserves

9 $151.5 $275.7 $70.0 $497.2 $699.0 $945.5 $379.0 $2,023.0 South Texas Eagle Ford Appalachia Triad Hunter Midstream Eureka Hunter Total Value MHR Investment to-date Value to MHR to-date (2) (1) MHR Track Record of Value Creation Current Enterprise Value (EV) ~$1,400 / EV = 1.4x . Successful history of creating value for shareholders . Bakken acquisition represents potential for additional value creation Return on Investment To-Date 4.6x 3.4x 5.4x 4.1x Note: Refer to pages 52 for detailed calculations and refer to page 54 and 55 for corresponding footnotes. (3) (3)

10 Revised 2012 Drilling Budget – $325 Million Liquids Driven Capital Plan . 2012 upstream capital budget heavily weighted to liquids targets • Williston Basin: ~34 net wells expected to be drilled in 2012 • Eagle Ford: from ~14 net wells expected to be drilled in 2012 . Direct control of the operations and timing on ~69% of the projects identified Williston Basin Eagle Ford Appalachia $25 mm 8% $130 mm 40% $170 mm 52% 2012 Wells Planned 2012 Drilling Budget Gross Net Total % Operated Williston Basin 80 34 $170 42% Eagle Ford 28 14 $130 75% Appalachia 5 4 $25 73% Total Drilling 113 52 $325 58% Well Economics Capex EUR NPV-10% IRR (%) Williston Basin - ND(1) $6.9 350 Mboe $7.5 43% Eagle Ford (3) $9.0 433 Mboe $7.0 54% Marcellus (4) $6.5 8.2 Bcf $5.0 33% ($ in millions, unless otherwise specified) ($ in millions, unless otherwise specified) Williston Basin - SK (2) $3.4 185 Mboe $4.1 43% Note: Refer to pages 54 and 55 for corresponding footnotes.

11 ($ in millions) Category Liquids (MMBbls) Gas (Bcf) Total (MMBoe) % SEC NYMEX Strip PDP 12.2 83.2 26.1 44.0% $497 $504 PDNP 0.3 3.7 0.9 1.5% 12 13 PUD 22.7 58.0 32.3 54.5% 437 441 Total Proved Reserves 35.2 144.9 59.3 100.0% $946 $958 ($ in millions) Basin # of Potential Drilling Loc.'s EUR (Mboe) Total (MMBoe) % NPV-10% / Well Un-risked Potential Upside Williston - ND (1) 708 350 247.8 34.1% $7.5 $5,310 Williston - SK (2) 116 185 21.5 2.9% 4.1 476 Eagle Ford (3) 143 433 61.9 8.5% 7.0 1,001 Marcellus (4) 290 1,367 396.4 54.5% 5.0 1,450 Total 1,257 727.6 100.0% $8,237 PV-10% Net Proved Reserves as of 3/31/12 Pro Forma Proved Reserve and Resource Summary 14% 51% 35% Appalachia Eagle Ford Williston % Oil / Liquids 59.3% % Gas 40.7% . Proved Reserves and PV-10% up 32% and 53%, respectively since year end 2011 (1) (2) . Significant Un-risked Potential Resources Pro-Forma Proved Reserve Summary Pro-Forma Un-risked Potential Resources Note: Refer to pages 54 and 55 for corresponding footnotes. Proved Reserve Allocation Proved Reserves by Region

12 Key Investment Highlights Large, Diversified Asset Base in Highest Return Resource Plays . Large, contiguous operations in three of the highest return resource plays in the U.S. . Diversification and acreage in each core area provides investment flexibility . 59.3 MMBoeof proved reserves (59% oil / liquids; 44% PDP) across three areas Strong Cash Flow Generation Focused on Liquids-Rich, Low-Risk Basins . Approximately 92% of 2012 drilling capital allocated to liquids targets . Ability to generate robust IRRs across all plays . Projected 2012 exit rate of 18,000 Boe/d with ~65% oil / liquids mix Increased Efficiency and Low Breakeven Economics . LOE per Boe reduced ~55% from ~$21.90/Boe in 2010 to $9.78/Boe in Q1 2012 (1) . Attractive 1Q 2012 cash margin of ~55% ($24.58/Boe) (1) . Breakeven economics significantly below current commodity price levels in core focus areas Attractive Valuation / Asset Coverage . MHR trades at only ~50% of pro-forma NAV . Un-risked resource potential in excess of $8 billion . NAV and PV-10% asset coverage of 6.1x and 2.3x, respectively . Substantial liquidity pro-forma for offerings of more than $260 million Experienced Management and Operations Team . 20+ years of individual industry experience . Old Magnum Hunter sold to Cimarex in 2005 for $2.1 billion (average annual shareholder return of 38%) . Track record of value creation at New Magnum Hunter Note: Refer to pages 54 and 55 for corresponding footnotes.

13 Asset Overview

Williston Hunter Overview

Overview

- **Pro-forma Proved Reserves**
  - Total proved reserves of 20.6 MMBoe as of 3/31/12
  - Proved producing reserves of 7.1 MMBoe as of 3/31/12
- **Acreage**
  - ~125,000 net acres in the Williston Basin
    - 92,056 net acres in North Dakota
    - 32,944 net acres in Tableland
  - 46,749 net acres located in Alberta
- **Drilling Opportunities**
  - ~824 net locations identified in the Williston Basin
    - Drilling locations targeting the Middle Bakken/Three Forks Sanish
  - 6-7 gross (3-4 net) drilling rigs currently running in the Williston Basin
- **Oil Take-away capacity**
  - Access to multiple pipelines in close proximity to properties
  - Oil trucked to pipelines in area
- **Gas Contract**
  - Third-party midstream contract to gather and process natural gas and natural gas liquids in Divide County, North Dakota, expected to be online during Q1 2013

Areas of Operation



Canada - Williston Basin
~100% Avg. WI
SASKATCHEWAN
MANITOBA
~48% Avg. WI (Samson operated)
DIVIDE
BURKE
RENVILLE
BOTTINEAU
~10% Avg. WI (non-Samson operated)
~30% Avg. WI
WILLIAMS
~95% Avg. WI.
MOUNTRAIL
WARD
MCHENRY
ND
North Dakota - Williston Basin
MCKENZIE
Acquired Baytex properties
Acquired NuLoch properties
MHR existing properties

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15 Williston Basin Acquisition – Overview . The Company is acquiring Baytex Energy’s assets out of the Samson operated area in Divide County, North Dakota for $311 million • Transaction expected to close on or about May 22, 2012, with an effective date of March 1, 2012 • MHR currently owns a non-operated 10% working interest in these properties • Pro-forma for the acquisition, MHR will own 47.5% on a non-operated basis • Samson Resources Company (“Samson”) is the operator of the properties, and pursuant to the Joint Operating Agreement, has the option to participate in the acquisition . Baytex owns 50,414 net acres of land in the Samson operated area • 17,745 net acres are unitized (34%) • 800 gross drilling locations (500 TFS / 300 Bakken) . Total proved reserves are 8.7 MMBoe (93% oil) with a PV-10% of ~$150 million . In addition, 43,788 undeveloped acres with no reserve bookings (implied price of ~$3,663 / acre) . Baytex’s current net production is 934 Bbl/d, increasing to 1,295 Bbl/d with near term completions

16 Williston Basin Acquisition – Bid Value . The metrics for the $311 million acquisition price for the Baytex Energy assets in the Samson operated area in Divide County, ND are: ($ in MM) Total Proved Reserves (MMBOE) PV-10% PDP 1.39 $57.4 PDNP 0.00 0.0 PUD 7.29 93.2 Total Proved Reserve Value 8.68 $150.6 ($ in MM) Net Undeveloped Acres $ / Acre Acreage Value Undeveloped Acreage Value(1) 43,788 $3,663 $160.4 Bid Value $311.0 Note: Refer to pages 54 and 55 for corresponding footnotes.

17 . Attractive cost of ~$3,663 per undeveloped acre for large contiguous block of acreage in a known producing area . Well results continue to improve in acquired area • Completion “code” cracked . Less than 15% of the acreage has any proved reserves booked . Middle Bakken and 1st Torquay Bench emerging over lease acreage • Currently only Three Forks Sanish reserves booked, no Middle Bakken . With increased working interest in the properties, the Joint Operating Agreement allows MHR the ability to propose wells and actively participate in the development . High grades the Company’s North Dakota acreage position with a larger working interest Williston Basin Acquisition – Highlights

18 Williston Basin Economics – Sensitivity $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $75.00 $80.00 $85.00 $90.00 $95.00 $100.00 $105.00 North Dakota (2 mile lateral) CAPEX: $6.9 Million IP-24 Hour: 550 Bbl/D EUR: 350 MBoe Saskatchewan (1 mile lateral) CAPEX: $3.4 Million IP-24 Hour: 250 Bbl/D EUR: 185 MBoe North Dakota (2 mile lateral) Saskatchewan (1 mile lateral) NPV10 ($ MM) WTI Oil Price, $/Bbl IRR: 59% IRR: 61% IRR: 38% IRR: 30% IRR: 38% IRR: 30% IRR: 49% IRR: 48% IRR: 34% IRR: 43% IRR: 55% IRR: 34% IRR: 43% IRR: 54%

19 Bakken Results Williston Basin Comparative Economics 22% 37% 40% 38% 25% 25% 39% 44% 43% 27% $8.0 $8.5 $7.0 $2.2 $9.6 $6.9 $1.7 $10.5 $8.0 $1.7 KOG MHR CLR DNR GEOI PXD CXO LPI MHR GEOI (1) (2) (3) (4) (6) (7) (8) (5) (9) (10) Lower drilling and completion costs per well result in “best-in-class” returns even with lower EUR/well EUR/Well (MBoe) 350 603 575 730 n/a 140 138 Wolfberry Results Well costs ($MM) IRR (%) Note: Refer to pages 54 and 55 for corresponding footnotes. Eagle Ford Results 325 300 433

20 Williston Hunter Recent Well Results Williston (North Dakota) MHR results Williston (Tableland) MHR results 749 491 576 543 236 605 810 333 254 319 288 169 26 24 24 21 24 26 27 W2M (10/19/11) W2M (12/16/11) W2M (1/6/12) W2M (1/12/12) W2M (2/23/12) W2M (3/24/12) W2M (3/30/12) IP 24-hr avg. rate (Boe/d) IP 30-day avg. rate (Boe/d) Frac stages (#) 852 409 636 621 422 897 684 622 1,525 1,212 1,203 607 900 1,188 869 988 346 220 350 358 335 598 345 328 790 818 302 591 1,139 23 15 26 20 15 20 26 30 30 30 30 26 26 26 30 30 Blue Jay (10/24/11) Olson (12/10/11) Lark (12/10/11) Stork (12/10/11) Edna (12/13/11) Hauge (12/14/11) Calistoga (12/18/11) Pelican (12/23/11) Thomte (1/6/12) Bel Aire (2/2/12) Titan (2/10/12) Sonoma (2/10/12) Marauder (2/17/12) Nomad Montclair Dorado IP 24-hr avg. rate (Boe/d) IP 30-day avg. rate (Boe/d) Frac stages (#)

21 Williston Basin – Recent Tableland Results vs. Type Curve 0 100 200 300 400 500 600 700 800 BOPD Cumulative Production (Bbls) 1 mile Type Curve 1-14-1-10 13-16-1-10 13-10-1-10 12-10-1-10 5-15-1-10 8-14-1-10 TFSanish 1 Mile Type Curve – 185 MBBL * Only includes recent wells which have enough production history (gas & gas liquids not included) 1-14 Install tubing pump 0 10000 20000 30000 40000 50000 60000 70000 80000 90000 100000 110000 120000 130000 140000 150000 160000 170000 180000

22 Eagle Ford Hunter Overview Proved Reserves . Total proved reserves of 8.2 MMBoe as of March 31, 2012 . Proved producing reserves of 2.1 MMBoe as of March 31, 2012 Production . ~ 85% crude oil, with high btu gas (+1350) . 21 gross wells on production in the Eagle Ford Shale as of 4/3/2012 Acreage . ~24,000 net acres in the Eagle Ford Shale – 100% in the oil window • 18,712 net acres in Gonzales and Lavaca Counties • 2,065 net acres in Fayette and Lee Counties • 3,223 net acres in Atascosa County Drilling Opportunities . 143 net (~315 gross) identified locations . NPV-10% of $7.0 million per well . Net Unrisked Resource Potential of ~ 62 MMBoe

Eagle Ford Map


MHR
EOG
Hilcorp/Marathon
Weber
Conoco Phillips
Hess / ZaZa
Penn Virginia
GeoSouthern
Southern Bay
Penn Virginia
Gardner 1#H – IP 1,247 Boe/d
Hawn Holt #9H – IP 1,877 Boe/d
Hawn Holt #2H – IP 986 Boe/d
Leopard Hunter #1H
24hr IP – 1,333 Boe/d
Hawg Hunter #1H
24hr IP – 2,289 Boe/d
Oryx Hunter #1H
24hr IP – 2,044 Boe/d
Kudu Hunter #1H
24hr IP – 1,590 Boe/d
Southern Hunter #1H
24hr IP – 1,321 Boe/d

23

24 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $85.00 $90.00 $95.00 $100.00 $105.00 $110.00 $115.00 Economic Sensitivity of Eagle Ford – Gonzales County IRR: 38% IRR: 51% IRR: 63% IRR: 44% IRR: 54% IRR: 85% IRR: 97% CAPEX: $8.5MM + $0.3MM (ESP) + $.02MM PU IP-24 Hour: 1,250 Bbl/D EUR: 433 MBoe NPV-10 ($ MM) WTI Oil Price, $/Bbl

25 Eagle Ford Hunter – Operations Eagle Ford MHR results 1,321 1,039 882 854 1,017 2,044 1,275 1,590 2,033 1,333 1,336 2,289 1,545 909 618 698 612 690 902 910 883 886 839 841 14 15 16 13 16 21 20 20 23 25 24 23 21 Southern Hunter (1/7/11) Gonzo North #1 (3/13/11) Furrh #1 (4/24/11) GeoHunter (5/16/11) Sable Hunter (9/12/11) Oryx Hunter (9/19/11) Furrh #2 (11/11/11) Kudu Hunter (11/26/11) Snipe Hunter (12/30/11) Leopard Hunter (1/8/12) Gonzo North #2 (2/12/12) Hawg Hunter #1 (3/30/12) Oryx Hunter #2 (4/3/12) IP 24-hr avg. rate (Boe/d) IP 30-day avg. rate (Boe/d) Stages frac (#)

26 Eagle Ford – Historical Production vs. Type Curve - 200 400 600 800 1,000 1,200 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Furrh 1H Furrh 2H Geo Hunter 1H Gonzo N 1H Gonzo N 2H Kudu Hunter 1H Leopard Hunter 1H Oryx Hunter 1H Sable Hunter 1H Southern Hunter 1H 433 MBOE Type Curve * Type Curve and historical production data includes NGLs Boe/d Month

Appalachia Overview

Overview

- **Proved Reserves**
  - Total proved reserves of 30.5 MMBoe as of 3/31/12
  - Proved producing reserves of 17.0 MMBoe as of 3/31/12
- **Acreage**
  - ~400,000 net acres in the Appalachia Basin
    - 58,426 net acres located in the Marcellus Shale
    - 61,151 net acres prospective for the Utica Shale
- **Drilling Opportunities**
  - ~774 net locations identified in the Appalachia region
    - Over 290 net locations identified in the Marcellus Shale with net Unrisked Potential Resources of ~400 MMBoe

Areas of Operation


MHR areas of operations
Devonian Shale
Marcellus Extent

- **Marcellus Shale Overview**
  - To-date 14 wells have been drilled and completed
    - Seven wells in Tyler County, WV, five wells in Wetzel County, WV and one well in Monroe County, OH
  - Current Drilling/Completing Operations:
    - Three wells drilled, awaiting completion till 4Q 2012

27

28 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 CAPEX: $6.5MM IP-24 Hour: 5 MMcf/D EUR: 8.2 Bcfe Economic Sensitivity of Marcellus IRR: 19% IRR: 24% IRR: 28% IRR: 33% IRR: 38% IRR: 42% IRR: 47% IRR: 52% IRR: 57% NPV-10 ($ MM)(1) Gas Price, $/MMBtu Note: Refer to pages 54 and 55 for corresponding footnotes.

29 Marcellus Operations Marcellus MHR results 10,000 10,500 10,400 9,700 9,600 9,400 9,500 5,800 7,078 5,618 5,040 6,450 6,273 6,689 18 16 18 16 16 16 16 WVDNR #1102 (9/19/11) WVDNR #1103 (9/22/11) WVDNR #1104 (9/26/11) Roger Weese #1110 (10/25/11) Everett Weese #1107 (12/20/11) Everett Weese #1108 (12/20/11) Everett Weese #1109 (12/20/11) IP 24-hr avg. rate (Mcfe/d) IP 30-day avg. rate (Mcfe/d) Stages frac (#)

30 Marcellus – Historical Production vs. Type Curve 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 1 2 3 4 5 6 7 8 9 10 11 12 Mcfe/d Month Weese 1001 Weese 1003 Weese 1110 WVDNR 1102 WVDNR 1103 WVDNR 1104 WVDNR 1107 WVDNR 1108 WVDNR 1109 Type Curve - 6.0 Bcfe * Type Curve and historical production data does not include NGLs

Utica Shale Overview


CHESAPEAKE EXPLORATION
HESS OHIO RESOURCES
ENERVEST OPERATING
Spencer A-1H & A-5H
60 days online
435 Boe/d
76.4% oil
Source: APC, Caris & Company 4/19/2012
Utica Extent
BELMONT
XTO ENERGY
GUERNSEY
ANTERO
ANADARKO
WET GAS
CNX GAS
DRY GAS
MONROE
Brookfield A-3H
20 days online
575 Boe/d
82.6% oil
Source: APC, Caris & Company 4/19/2012
One lateral drilled, surface casing set on second well. Reported as high volume gas well
HG ENERGY
WASHINGTON
Triad Hunter Acreage
Permitted Horizontal Utica Well
Drilling Horizontal Utica Well
Completed Horizontal Utica Well
Eureka Hunter Pipeline

- **On February 17, 2012, MHR closed on the acquisition of 12,186 net Utica Shale acres for approximately $25 million ($2,037/acre)**
  - The acreage is predominantly located in Noble County, OH
  - The majority of the leasehold acreage is held by shallower production (the purchase includes all depths of 300 feet below the top of the Queenston Formation down to all further depths – there is no associated shallow production included with the acquisition)
- **With the acquisition, MHR now has 61,151 net acres that are prospective for the Utica Shale**
- **Utica Shale Characteristics:**
  - 200' – 300' in thickness
  - 6% - 10% porosity
  - 6,000 – 9,000 TVD
  - TOC 2% - 6%
- **MHR plans to drill 2 horizontal Utica wells in 2012**

31

32 Eureka Hunter Midstream Overview Assets and Business Strategy Strategically Positioned Assets . Pipeline in strategic geographical location in heart of Marcellus “wet gas corridor” of WV . 54 miles of 20” – 900# high pressure gathering system in the ground to-date . 200 – 300 MMcf per day current design capacity – unlimited expansion possibilities Highly Visible Business Model . Stable cash flow through demand based structure (reservation fees and commodity fees) . Long term contracts – 10 year minimum . Huge area reserve potential for continued pipeline expansion and long life throughput . Structuring for an MLP rollout Operational and Growth Trajectory . Building pipeline faster and more economically than competitors . New processing plant(s) to realize NGL uplift to wellhead gas price . Expansion potential for Utica Shale build out Q1 2012 Developments . Completed partial monetization of Eureka Hunter • ArcLight Capital Partners, a leading midstream private equity investor, has agreed to invest up to $200 million in the form of convertible preferred units in Eureka Hunter (1) • ArcLight now owns on a pro-forma basis ~28% of Eureka Hunter • Magnum Hunter’s retained equity value is equal to ~$300 million . Completed acquisition of TransTex, a leading private gas treating company with a significant Eagle Ford presence and the potential for Marcellus / Utica expansion (2) Note: Refer to pages 54 and 55 for corresponding footnotes.

33 Financial Overview

34 Financial Strategy . Capital spending dictated by rates of return across all operating areas • Capital budget adjusted in Q2 2012 to focus on oil / liquids areas . Maintain conservative balance sheet • Continue to increase Senior Credit Facility borrowing base through reserve additions from organic growth through the drill bit to maximize liquidity • Creating more simple balance sheet over time • Targeted long-term Net Debt / EBITDAX of ~2x, retain flexibility to pursue acquisitions • Utilize equity, both common and preferred, when appropriate to maintain conservative financial ratios • Refinance higher cost Series C Preferred Stock (10.25%) opportunistically with new issuance of Series D Preferred Stock (8%) . Maintain an active hedging program to support economic returns and ensure strong coverage metrics • Target rolling 50% hedging program one to two years forward – will hedge further opportunistically • Hedges in place up to the current maximum allowable volumes under the credit agreement for natural gas in 2012 and 2013 . The Company is adequately staffed for current and near term growth, so net operating margins will continue to improve

35 Pro Forma Capitalization Note: Excludes Eureka Hunter balance sheet items. Refer to pages 54 and 55 for corresponding footnotes. ($ in millions, except as indicated) Cash (1) $30.7 $18.9 $49.6 Debt: Revolving Credit Facility due 2016 $205.0 ($205.0) – Second Lien Term Loan 100.0 (100.0) – New Senior Unsecured Notes due 2020 – 450.0 450.0 Equipment and Real Estate Notes Payable (2) 18.5 18.5 Total Debt (3) $323.5 $468.5 Preferred Stock (4) $214.4 $214.4 Series C $100.0 $100.0 Series D 114.4 114.4 Common Stock (5) 407.8 187.7 595.5 Total Capitalization $945.8 $1,278.5 Available Revolver + Cash $60.7 $159.2 $262.1 Borrowing Base $235.0 (22.5) $212.5 Borrowing base % utilization 87.2% 0.0% Q1 2012 annualized EBITDA (6) $141.2 $17.8 $159.0 Leverage statistics: Net Debt / Q1 2012 annualized EBITDA (6) 2.6x Proved Reserves ($/Boe) $7.06 Pre-tax PV-10% / Net Debt 2.3x Pro-forma adjustments Status quo 3/31/2012 Pro-forma 3/31/12

36 Hypothetical Impact of Changes in F&D Costs on Debt to Proved Reserves 2011 3/31/2012 12/31/2012E ($ in millions, except per unit data) Actual Pro Forma Pro forma Total Q2-Q4 2012 E&P Drilling Capex $279.5 Assumed Drillbit F&D cost ($/Boe) (1) $10.90 $11.00 Implied Reserve Additions (MMBoe) 25.4 Less: Production (MMBoe) (2) (4.1) Period-End Proved Reserves (MMBoe) (3) 44.9 59.3 80.7 Net Debt (4) $253.5 $418.9 $418.9 Net Debt / Proved Reserves ($/Boe) $5.64 $7.06 $5.19 % change vs. PF Q1 2012 (26.4%) rma 3/31/2012 pro forma for Baytex acqusition, $450 million debt financing and $200 million equity issue. (1) Total exploration and development costs divided by reserves additions from extensions, discoveries, revisions and other additions. Excludes all acquisitions and assets retirement obligations. (2) Q2-Q4 2012E production estimates based on management projections. (3) Calculated based on SEC pricing; 2012E calculated based on 3/31/12 balance plus additional reserves determined by dividing drilling capex by assumed F&D cost minus Q2-Q4 2012E production. (4) Not including Eureka Hunter non-recourse debt. Note: Refer to pages 54 and 55 for corresponding footnotes.

37 Strong Pro Forma Collateral Coverage $517 $517 $441 $441 $299 $1,305 3/31/12 1P PV-10% (NYMEX) Enterprise Value (1) Total NAV (based on undeveloped acreage) $1,773 $958 $2,562 Coverage Proved Undeveloped Proved Developed 2.3x 6.1x 4.2x Residual Eureka Hunter Value (2) Total Undeveloped Acreage Value (3) Pro-forma Net Debt: $418.9 MM ($ in millions) Note: Refer to pages 54 and 55 for corresponding footnotes. $958 $441

38 $100 $100 $100 $100 $213 (2) $275 $200 $200 $168 (1) $188 $145 $170 6/30/2011 7/13/2011 8/15/2011 9/29/2011 12/7/2011 12/31/2011 3/31/2012 May 2012 $268 $300 $300 $375 Revolver Term Loan Pre-HY Borrowing Base Growth ($ in millions) MHR expects to continue to add proved reserves, primarily via oil and liquids barrels, and systematically grow the borrowing base over time Seven Borrowing Base increases over last 12 months Note: Refer to pages 54 and 55 for corresponding footnotes.

39 Focus on Operational Efficiency All-in costs Drill-bit F&D (1) LOE Recurring Cash G&A Production Taxes ($ /Boe) 18 11 11 22 13 10 34 13 7 $4.85 $3.72 $3.17 2010 2011 Q1 2012 $79 $43 $31 Note: Refer to pages 54 and 55 for corresponding footnotes. Improving margins

40 Summary of Commodity Hedges in Place As of 3/31/2012 2012 2013 NATURAL GAS HEDGES: Swaps Volume (mmbtu/d) 16,100 16,000 Price - $/mmbtu $3.53 $3.51 Collars Volume (mmbtu/d) 11,910 12,500 Floor Price - $/mmbtu $4.58 $4.50 High Price - $/mmbtu $6.42 $5.96 Total Gas Volume Hedged (mmbtu/d) 28,010 28,500 % of Estimated Production Hedged 67% TBD CRUDE HEDGES: Floors Volume (Bbls/d) 1,553 0 Price - $/Bbl $93.52 N/A Swaps Volume (Bbls/d) 0 0 Price - $/Bbl N/A N/A Collars Volume (Bbls/d) 3,000 2,763 Floor Price - $/Bbl $81.69 $81.38 High Price - $/Bbl $98.92 $97.61 Total Crude Volume Hedged (Bbls/d) 4,553 2,763 % of Estimated Production Hedged 72% N/A Total Volume Hedged - Boe/d 9,221 7,513 % of Estimated Production Hedged 69% N/A

41 Summary of Key Investment Highlights . Large, Diversified Asset Base in Highest Return Resource Plays . Liquids Driven Capital Plan Leading to Strong Cash Flow Generation . Increased Operational Efficiency and Margins . Attractive Valuation . Significant Asset Coverage . World-Class Management Team

42 Appendix

43 September 2009: Closed Sharon Resources Acquisition for entry into Eagle Ford Recent Company History Apr 2009 Aug 2009 Dec 2009 Apr 2010 Dec 2010 Aug 2010 May 2009: Gary C. Evans and Ron Ormand joined MHR February 2010: Completed asset purchase agreement to acquire Triad Energy Apr 2011 Aug 2011 Dec 2011 April 2011: Completed acquisition of NGAS Resources for $98 million May 2011: Completed acquisition of NuLoch Resources for $327 million April 2011: Completed acquisition of Marcellus Shale assets for $20 million April 2012 February 2012: Announced acquisition of Utica Shale properties for $25 million April 2012: Announced acquisition of additional Williston Basin properties for $311 million from Baytex March 2012 March 2012: Partial monetization of Eureka Hunter to ArcLight Capital Partners, LLC for $200.0 million commitment to purchase convertible preferred units March 2012: Completed acquisition of Eagle Operating for $48.5 million October 2010: Commenced Marcellus drilling program September 2010: Commenced Eagle Ford drilling program

44 MHR is Focused in the Highest IRR Plays 54% 53% 51% 39% 38% 35% 30% 29% 21% 17% 14% 14% 13% 12% 11% 10% 10% 9% 8% 8% 7% 7% 5% 2% 2% 2% – 10% 20% 30% 40% 50% 60% Eagle Ford Shale - Liquids Rich Niobrara - Wattenberg Mississippian Lime Uinta - Green River Wolfcamp - Midland Basin Bakken Shale / Three Forks Sanish Marcellus Shale - SW Liquids Rich Wolfberry Cana Woodford Shale Barnett Shale - Southern Liquids Rich Marcellus Shale - SW Huron Shale Barnett Shale - Core Horn River Basin Marcellus Shale - NE Pinedale Fayetteville Shale Barnett Shale Eagle Ford Shale - Dry Gas Woodford Shale - Arkoma Haynesville Shale - Core LA / TX Piceance Basin Valley Cotton Valley Vertical Granite Wash - Horizontal Dry Gas Haynesville / Bossier Shale - NE TX Cotton Valley Horizontal Source: Wall Street research, April 2012. Note: Utilizes strip pricing as of 4/9/12. MHR Active Resource Plays

45 0.08 0.16 0.40 0.21 2008 2009 2010 2011 . Robust track record of proved reserve growth since inception • Nearly 60 MMBoe pro-forma for Baytex acquisition • Expect to continue to consistently add reserves with mix becoming more dominated by oil / liquids over time Track Record of Proved Reserve Growth Proved Reserves (MMBoe) Annual Proved Reserves (Boe) / Share (1) 3.1 6.2 13.4 44.9 59.3 2008 2009 2010 2011 PF Q1 2012E Note: Refer to pages 54 and 55 for corresponding footnotes. Average Annual Growth Rate of 150% Average Annual Growth Rate of 74%

46 Compelling Drilling Economics Drillbit 24-Hour Estimated B /E Drilling D&C EUR F&D % IP Rate IRR (1) Payout (2) Economics (1) (3) Liquids Weighted Plays ($MM) (MBoe) ($/Boe) Liquids (Boe/d) $80.00 $90.00 $100.00 (Months) ($/Boe) Williston Basin North Dakota (2-mile lateral) $6.9 350 $19.71 100% 550 34% 43% 55% 30 $40.00 Tableland (1-mile lateral) $3.4 185 $18.38 100% 250 34% 43% 54% 28 $36.00 Eagle Ford High-Case $8.8 470 $18.72 92% 1,750 41% 58% 76% 12 $56.00 Mid-Case $8.5 433 $19.63 92% 1,250 31% 44% 54% 16 $60.00 Low-Case $8.0 400 $20.00 92% 1,040 17% 25% 33% 28 $69.00 Drillbit 24-Hour Estimated B /E Drilling D&C EUR F&D % IP Rate IRR (4) Payout (2) Economics (3) (4) Gas Weighted Plays ($MM) (Bcfe) ($/Mcfe) Liquids (MMcfe/d) $2.50 $3.00 $3.50 (Months) ($/Mcfe) Marcellus High-Case $6.5 10.5 $0.62 28% 7.0 47% 54% 60% 15 [(0.79)] Mid-Case $6.5 8.2 $0.79 28% 5.0 33% 38% 42% 20 [(0.05)] Low-Case $6.5 6.3 $1.03 28% 4.0 21% 24% 28% 29 [0.93] Note: Refer to pages 54 and 55 for corresponding footnotes.

47 Williston Basin Acquisition – Acreage Map Saskatchewan Canada Divide County North Dakota MHR Working Interest Burke County North Dakota

48 MHR announced the closing of the Williston Basin acquisition on April 2, 2012 • Purchase price consisted $48.5 million in cash and $2 million in MHR’s restricted stock at $6.74 per share • Established MHR as an operator in North Dakota • Magnum Hunter increased its ~47% working interest in these oil and gas properties to a ~95% working interest • First Bakken / Three Forks test planned for 2012 • Assets include: – ~15,500 gross acres located in the Williston Basin of North Dakota – ~2.1 MMBoe of proved reserves – ~350 Boe/d of net production (90% oil) – Significant Bakken / Three Forks potential on undeveloped acreage Eagle Acquisition – Overview

49 Eureka Hunter Pipeline Geographical Map

50 EBITDAX Reconciliation ($ in millions) Quarter ended 1Q11 2Q11 3Q11 4Q11 1Q12 Net income ($6,690) ($15,040) $2,000 ($56,932) ($17,137) Loss (gain) on sale of assets 4 (1,559) 908 501 274 Net Interest expense 787 3,925 2,272 5,017 5,384 DD&A 5,531 10,813 12,485 20,262 26,728 Exploration expense 315 423 403 530 345 Non-cash stock comp. expense 1,384 10,630 7,945 5,136 4,617 Non-recurring acquisition and other expense 1,895 6,819 1,760 2,045 2,533 Non-recurring LOE – – 316 488 781 Unrealized (gain) loss on derivatives 3,350 (3,184) (17,386) 21,431 2,902 Income tax benefit – – (272) (226) (810) Impairment of oil and gas properties – – – 22,900 8,671 EBITDAX $6,576 $12,827 $10,430 $21,153 $34,288 Eagle Operating Adjustments – – – – 1,016 Baytex Assets Acquisition Adjustments – – – – 4,455 TransTex Gas Services Acquisition Adjustments – – – – 316 Adjusted EBITDAX $6,576 $12,827 $10,430 $21,153 $40,075

51 PV-10 Reconciliation As of 3/31/12 As of 12/31/11 Future cash inflows $2,893,358 $2,409,249 Future production costs (862,238) (765,048) Future development costs (368,128) (330,007) Future income tax expense (349,717) (253,721) Future net cash flows $1,313,275 $1,060,473 10% annual discount for estimated timing of cash flows (715,634) (586,077) Standardized measure of discounted future net cash flows related to proved reserves $597,641 $474,396 Reconciliation of Non-GAAP Measure As of 3/31/12 As of 12/31/11 PV-10 $795,594 $616,870 Less: Income taxes Undiscounted future income taxes (349,717) (253,721) 10% discount factor 151,764 111,247 Future discounted income taxes ($197,953) ($142,474) Standardized measure of discounted future net cash flows $597,641 $474,396

52 MHR Track Record of Value Creation Eagle Ford Triad Hunter (1) (Marcellus / Utica) Eureka Hunter (Midstream) Initial Investment Date Sep-2009 Feb-2010 Feb-2010 Initial Investment $2.4 $71.0 $10.0 Total MHR Investment To-Date (2) $151.5 $275.7 $70.0 Value Proved Reserve PV-10 (3) $173.5 $235.4 - Cash Flow / Distributions (4) $34.5 $56.1 $80.0 Undeveloped Acreage Value (5) $491.0 $654.0 - Retained Unit Value in Eureka Hunter (6) - - $299.0 Total Value to MHR To-Date $699.0 $945.5 $379.0 Return on Investment To-Date 4.6x 3.4x 5.4x Time Since Initial Investment (years) 2.7 2.2 2.2

Pro Forma Legal Structure


Magnum Hunter Resources Corp. (NYSE: MHR)
• New $450 million Senior Unsecured Notes
• Existing credit facility
• Series C and D preferred stock
100%
NGAS Hunter, LLC (Appalachia)
100%
Eagle Ford Hunter, Inc. (Eagle Ford)
100%
Bakken Hunter, Inc. (Entity that will acquire the Baytex Assets)
100%
Williston Hunter, Inc. (Bakken)
100%
Triad Hunter LLC (Appalachia Assets Acquired from Triad, Post Rock and Other)
100%
Williston Hunter ND, LLC (Bakken)
100%(1)
Other Minor Subsidiaries
72%
Eureka Hunter Pipeline, LLC (Appalachia Pipeline Infrastructure)
28%
ArcLight Capital Partners, LLC investment in Eureka Hunter
Represents guarantors in the proposed Senior Unsecured Notes transaction
• Debt non-recourse to MHR
• $200.0 million convertible units

Note: Refer to pages 54 and 55 for corresponding footnotes.

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54 . Page 2 • (1) Management guidance for 2012 exit production oil / liquids mix. . Page 3 • (1) Based on approximately 35 million shares at 5/2/2012 closing price. . Page 7 • (1) 184 Bbl/d is frac’d waiting on drill out and equipping, and approximately 177 Bbl/d is behind pipe or drilling. . Page 9 • (1) Includes acquisitions and capex. • (2) Triad acquisition totaled $81MM; $10MM of value was allocated to Eureka Hunter. • (3)Not pro-forma for the Baytex acquisition. . Page 10 • (1) Based on North Dakota (2 mile lateral) type well and $90.00/Bbl realized price. • (2) Based on Saskatchewan (1 mile lateral) type well and $90.00/Bbl realized price. • (3) Based on mid-case for Gonzales County type well, $10.00/Bbl positive differential to $90/Bbl realized price. • (4) Based on mid-case Marcellus type curve, $2.5/MMBtu natural gas, $85.00/Bbl oil and $53.29/bbl NGL pricing (63% of oil). . Page 11 • (1) Based on North Dakota (2 mile lateral) type well and $90.00/Bbl realized price. • (2) Based on Saskatchewan (1 mile lateral) type well and $90.00/Bbl realized price. • (3) Based on mid-case for Gonzales County type well, $10.00/Bbl positive differential to $90/Bbl realized price. • (4) Based on mid-case Marcellus type curve, $2.5/MMBtu natural gas, $85.00/Bbl oil and $53.29/bbl NGL pricing (63% of oil). . Page 12 • (1)Not pro-forma for Baytex acquisition. . Page 16 • (1) Undeveloped acreage value not associated with proved reserves. . Page 19 • (1) Based on $10.00/Bbl positive differential to Nymex and $85/Bbl oil, as per KOG April 2012 IR presentation. • (2) Based on North Dakota (2 mile lateral) type well and $90.00/Bbl realized price, as per MHR’s management estimates. • (3) Based on single well, $90.00/bbl oil and $4.50/MMBtu natural gas, as per CLR April 2012 presentation. • (4) Based on 20% Royalty, $21.00/well F&D, operating cost of $8.00/Bbl, $10.00/Bbl differentials to Nymex and $90.00/Bbl realized price, as per DNR April 2012 IR presentation. • (5) Based on $90/Bbl oil and $4.5 gas, as per GEOI April 2012 IR presentation. • (6) Based on $100.00/Bbl oil and $4/Mcf gas, as per PXD April 2012 IR presentation. • (7) Based on 40-acre spacing, $90.00/Bbl oil and $4/Mcf gas, as per CXO April 2012 IR presentation. • (8) Based on 40-acre spacing, $90.00/Bbl oil and $4/Mcf gas, as per LPI April 2012 IR presentation. • (9) Based on mid-case for Gonzales County type well, $10.00/Bbl positive differential to $90/Bbl realized price. • (10) Based on $90/Bbl oil and $4.5 gas, as per GEOI April 2012 IR presentation. . Page 28 • (1) Assumes $85.00/Bbl for oil and NGL pricing of $53.29/Bbl (63% of oil) . Page 32 • (1) Initial investment of $106.8 million, ~$60 million to the parent, MHR; remaining $46.8 million to fund the cash portion of the TransTex acquisition. • (2) TransTex acquisition completed for $58.5 million. $46.8 million cash portion funded via ArcLight investment. Other footnotes Source: Company information and Management estimates, unless stated otherwise. Note: Unless otherwise stated, market data as of 5/2/2012, Proved Reserves and PV-10 figures based on SEC pricing ($98.15/Bbl and $3.71/MMBtu) as of 3/31/12; all numbers are pro-forma for Baytex acquisition, $450 million debt financing and expected equity issue; Magnum Hunter is a successful efforts method of accounting company.

55 . Page 35 • (1) Excludes $0.786 million of cash held by and only available to Eureka Hunter. • (2) Includes unrestricted subsidiaries notes payable. • (3) Excludes Eureka Hunter’s $46.0 million second lien term loan. • (4) Excludes Eureka Hunter’s $58.1 million preferred stock. • (5) Adjustment for net proceeds of equity offering based on approximately 35 million shares at 5/2/2012 closing price. • (6) Represents LQA MHR EBITDA (pro-forma for Eagle Operating and excluding TransTex Gas Services) for Status Quo and LQA MHR EBITDA plus LQA Baytex EBITDA for Pro-Forma. . Page 36 • (1) Total exploration and development costs divided by reserves additions from extensions, discoveries, revisions and other additions. Excludes all acquisitions and assets retirement obligations. • (2) Q2-Q4 2012E production estimates based on management projections. • (3) Calculated based on SEC pricing; 2012E calculated based on 3/31/12 balance plus additional reserves determined by dividing drilling capex by assumed F&D cost minus Q2-Q4 2012E production. • (4) Not including Eureka Hunter non-recourse debt. . Page 37 • (1) Based on pro forma consolidated capitalization and implied equity value assuming 5/2/2012 closing price and pro forma shares outstanding. • (2) Based on residual equity value associated with MHR’s 72% ownership of its unrestricted subsidiary Eureka Hunter, as implied by the recent ArcLight transaction. • (3) For Eagle Ford, based on 19,640 net undeveloped acres x $25,000/acre. For Triad Hunter, based on 54,586 net undeveloped Marcellus acres x $7,500/acre and 61,151 net undeveloped Utica acres x $4,000/acre. For Williston, based on implied value of undeveloped acreage acquired with Baytex acquisition. . Page 38 • (1) Borrowing base decrease of $0.30 per each $1.00 of debt, related to the existing new $100 million Term Loan Facility. • (2) Borrowing base decrease of $0.25 per each $1.00 of debt related to the new $450 million of Unsecured Notes. . Page 39 • (1) 2010 and 2011 based on total exploration and development costs divided by reserve additions from extensions, discoveries, revisions and other additions, excluding all acquisitions and asset retirement obligations; Q1 2012 assumed at $11.00/Boe, in line with 2011. . Page 45 • (1) Calculation based on weighted average shares outstanding on annual basis. . Page 46 • (1) Assumes flat $3.50/MMBtu for natural gas • (2) Assumes flat $95.00/Bbl for oil and $3.50/MMBtu for natural gas • (3) Price required to achieve 10% IRR • (4) Assumes flat $85.00/Bbl for oil and NGL pricing of $53.29 (63% of oil) . Page 52 • (1) Triad acquisition totaled $81MM; $10MM of value was allocated to Eureka Hunter. • (2) Includes acquisitions and capex. • (3) As of 3/31/2012; Based on SEC pricing. • (4) Eureka Hunter distributions of $20MM from Eureka Credit Facility and $60MM from ArcLight transaction. • (5) Eagle Ford: 19,640 net undeveloped acres x $25,000/acre; Triad Hunter: 54,586 net undeveloped Marcellus acres x $7,500/acre and 61,151 net undeveloped Utica acres x $4,000/acre. • (6) Based on ArcLight transaction. . Page 53 • (1)Vast majority of other subsidiaries 100% owned by MHR except PRC Williston, LLC which is 100% owned by Magnum Hunter. Other footnotes (cont’d) Source: Company information and Management estimates, unless stated otherwise. Note: Unless otherwise stated, market data as of 5/2/2012, Proved Reserves and PV-10 figures based on SEC pricing ($98.15/Bbl and $3.71/MMBtu) as of 3/31/12; all numbers are pro-forma for Baytex acquisition, $450 million debt financing and expected equity issue; Magnum Hunter is a successful efforts method of accounting company.

Contact Information

Magnum Hunter Resources (NYSE: MHR)

Equity Research Analyst Coverage:

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Weese #1H
Tyler County, WV

Website: www.magnumhunterresources.com

Headquarters: 777 Post Oak Blvd, Suite 650
Houston, TX 77056
Office: (832) 369-6986
Fax: (832) 369-6992

Contact: Gabe Scott
Vice President – Capital Markets and Corporate Development
(832) 203-4539
gscott@magnumhunterresources.com

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